Exhibit 10.1

WAIVER TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “Waiver”), dated as of August 22, 2014 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, EPL, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, and by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Borrower and EPL have requested that the Administrative Agent, the Swing Line Lender, the Issuers, and the Lenders waive certain obligations under the First Lien Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.          Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.          Waivers to First Lien Credit Agreement.

Waiver of Section 7.2.4(a). The Required Lenders hereby waive the requirement in Section 7.2.4(a) of the Credit Agreement that the Borrower maintain a Total Leverage Ratio of not more than 3.5 to 1.0 for each of the Fiscal Quarters ending June 30, 2014 and September 30, 2014, upon the express condition that the Borrower maintain a Total Leverage Ratio of not more than 4.25 to 1.00 for each of the Fiscal Quarters ending June 30, 2014 and September 30, 2014. The Required Lenders further hereby waive (i) any Default or Event of Default under Section 8.1.3 of Credit Agreement as a result of the Borrower’s failure to maintain a Total Leverage Ratio of not more than 3.5 to 1.0 for each of the Fiscal Quarters ending June 30, 2014 and September 30, 2014, and (ii) any Default or Event of Default under Section 8.1.2 as a result of any representation with respect to Section 7.2.4(a) made after June 30, 2014, but before the Effective Date. The foregoing is not a waiver of any other provisions of the Credit Agreement other than Sections 7.2.4(a), 8.1.2 and 8.1.3 of the Credit Agreement and only a waiver of Sections 7.2.4(a), 8.1.2 and 8.1.3 of the Credit Agreement in respect of the failure of the Borrower to maintain a Total Leverage Ratio of not more than 3.5 to 1.0 for each of the Fiscal Quarters ending June 30, 2014 and September 30, 2014. The waiver in respect of the requirement to maintain a total Leverage Ratio of not more than 3.5 to 1.0 shall not extend for compliance purposes to any period beyond October 21, 2014.

Section 3.          Conditions to Effectiveness. This Waiver shall be deemed effective (subject to the conditions herein contained) as of July 1, 2014, when the Administrative Agent has received counterparts hereof duly executed by the Borrower, EPL, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)          the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, (ii) a fee to each Lender that executes and delivers a counterpart of this Waiver to the Administrative Agent on or before the Effective Date of 10bps of an amount equal to such Lender’s Percentage of the Aggregate Commitment and, (iii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)          the representations and warranties in Section 5 below are true and correct; and

(c)          after giving effect to the waivers in Section 2 of this Waiver, no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing.

Notwithstanding the foregoing, this Waiver shall not become effective and the agreements hereunder will be terminated unless each of the foregoing conditions is satisfied (or waived by all of the Lenders in writing) on or prior to August 31, 2014.

-2-	Waiver

Section 4.          Representations and Warranties. The Borrower and EPL hereby represent and warrant that after giving effect hereto:

(a)          After giving effect to the waivers in Section 2 of this Waiver, the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)          the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Waiver and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Waiver, along with the First Lien Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Waiver by the Borrower, EPL and each other Obligor, the performance by them of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)          no Material Adverse Effect has occurred since December 31, 2013; and

(e)          no Default or Event of Default or Borrowing Base Deficiency or EPL Borrowing Base Deficiency has occurred and is continuing.

Section 5.          Loan Document; Ratification.

(a)          This Waiver is a Loan Document.

(b)          The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 6.          Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

-3-	Waiver

Section 7.          GOVERNING LAW. THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8.          Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.          Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10.         No Waiver. The express waivers set forth herein are limited to the extent expressly provided in this Waiver and, except as expressly set forth in this Waiver, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 11.         Successors and Assigns. This Waiver shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 12.         Entire Agreement. THIS WAIVER, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

-4-	Waiver

In Witness Whereof, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-1	Waiver

EPL OIL & GAS, INC.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-2	Waiver

THE ROYAL BANK OF SCOTLAND plc, as the Administrative Agent, an Issuer and a Lender

By:	/s/ Matthew Main
Name: Matthew Main
Title: Authorized Signatory

S-3	Waiver

WELLS FARGO BANK, N.A., as an Issuer and Lender

By:	/s/ Patrick J. Fuits
Name: Patrick J. Fuits
Title: Vice President

S-4	Waiver

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin James
Name: Kevin A. James
Title: Vice President

S-5	Waiver

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

S-6	Waiver

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

S-7	Waiver

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Juan Trejo
Name: Juan Trejo
Title: Vice President

S-8	Waiver

NATIXIS, New York Branch, as Lender

By:	/s/ Tim Polvado
Name: Tim Polvado
Title: Managing Director

By:	/s/ Justin Bellamy
Name: Justin Bellamy
Title: President

S-9	Waiver

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

S-10	Waiver

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

S-11	Waiver

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

S-12	Waiver

REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ Eyassu Menelik
Name: Eyassu Menelik
Title: Vice President

S-13	Waiver

CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

S-14	Waiver

UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

S-15	Waiver

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

S-16	Waiver

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Damien Podagiel
Name: Damien Podagiel
Title: Senior Associate

S-17	Waiver

COMERICA BANK, as Lender

By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Senior Vice President

S-18	Waiver

FIFTH THIRD BANK, as Lender

By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Director

S-19	Waiver

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Executive Director

S-20	Waiver

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

S-21	Waiver

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

S-22	Waiver

SANTANDER BANK, N.A., as Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Puiki Lok
Name: Ben Marchive
Title: Vice President

S-23	Waiver

WHITNEY BANK, as Lender

By:	/s/ David E. Sisler
Name: David E. Sisler
Title: Senior Vice President

S-24	Waiver

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

S-25	Waiver

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Mark A. Roche
Name: Mark A. Roche
Title: Managing Director

By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

S-26	Waiver

IBERIABANK, as Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

S-27	Waiver

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Assisted Vice President

S-28	Waiver

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-29	Waiver

ENERGY XXI PIPELINE II, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

MS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-30	Waiver

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-31	Waiver

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

S-32	Waiver